UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 20, 2022
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure

On July 20, 2022, Uranium Energy Corp. (the “Company” or “UEC”) issued a news release to announce that it had filed a Technical Report Summary (“TRS”) on EDGAR disclosing mineral resources for the Company’s Yuty Project in Paraguay (the “Project”). These mineral resources are based on 543 drill holes.

Background:

●	As a U.S. domestic and domiciled company, UEC is now reporting all mineral resources in accordance with Item 1302 of Regulation S-K (“S-K 1300”);

●
S-K 1300 was adopted by the SEC to modernize mineral property disclosure requirements for mining registrants and to align U.S. disclosure requirements more closely for mineral properties with current industry and global regulatory standards;

●	The mineral resource estimates set forth in this TRS have not previously been reported under the S-K 1300 format; and

●	The Yuty project geology is considered amenable to low-cost, environmentally friendly In-Situ Recovery (“ISR”) mining methods.

The TRS was prepared under S-K 1300 and was filed on July 19, 2022, with the SEC through EDGAR on Form 8-K and is also available on SEDAR as a “Material Document” filed on July 19, 2022. The TRS was prepared on behalf of the Company by Douglas L. Beahm, P.E., P.G., Principal Engineer of BRS Engineering, by Clyde L. Yancey, P.G., Vice President of Exploration of UEC, and by Victor Fernandez-Crosa, Paraguay Country Manager for UEC.

Clyde Yancey, Vice President of Exploration, stated: “We are very pleased with the update and conversion of our Yuty Project NI 43-101 resources into new SEC S-K 1300 resources. The roll front geology apparent in the Yuty Project is very similar to our South Texas and Wyoming projects and offers excellent low-cost, environmentally friendly ISR mining capability. While our near-term priorities remain focused on Texas and Wyoming ISR production platforms, Yuty presents attractive long-term value and potential which is a great fit for our technical capabilities. As the world pushes for clean, safe, reliable energy, more uranium will be needed to fuel its growth and we are confident the Yuty Project will be part of that equation.”

About the Yuty Project

The Yuty Project is located in Paraguay, South America. The Company operates the Project through its wholly-owned subsidiary, Transandes Paraguay S.A., which holds a 100% interest in the Yuty Mining Exploration and Exploitation Concession (Yuty Concession) Contract (the “Contract”). The planned mining method for the Project is by ISR mining.

The Project comprises 117,232 hectares in southeastern Paraguay. Title to the Yuty Concession is now held through the Contract with the Republic of Paraguay (the “Republic”), which grants mining rights for a minimum period of 20 years.

The Project area is located within the Paraná Basin and is underlain by predominantly sedimentary rocks of undivided upper Permo-Carboniferous age. Uranium mineralization is sandstone hosted roll front type.

The area was explored extensively by Anschutz Corporation, of Denver, Colorado, in the late 1970s and early 1980s. Cue Resources Ltd. controlled the Project prior to acquisition by UEC and conducted exploration and verification drilling projects circa 2007 through 2011. UEC possesses the original drill data, from which a drill hole database has been developed and verified. Samples from Anschutz were not preserved, however, core samples from the area in the possession of UEC have been reviewed by the authors. Within the Project area, drill data from 543 drill holes, including hole location and radiometric equivalent data in 0.1 m downhole increments, were available for the preparation of the initial assessment as set forth in the TRS (the “IA”).

Mineral Resources

This IA for the Project has been prepared in accordance with the regulations set forth in S-K 1300 with the objective of disclosing the mineral resources at the Project.

Based on the density of drilling, continuity of geology and mineralization, testing and data verification, the mineral resource estimates meet the criteria for indicated or inferred mineral resources as summarized herein.

Estimated mineral resources are summarized in the following table for Indicated and Inferred Mineral Resources, respectively, at a 0.02 %eU3O8 grade cutoff and a 0.1 ft% GT cutoff. Mineral Resources were estimated separately for each mineralized horizon. Mineral Resources are not mineral reserves and do not have demonstrated economic viability. However, considerations of reasonable prospects for eventual economic extraction were applied to the Mineral Resource calculations herein.

Measured and Indicated Mineral Resources

Unit	Tons (millions)	Weighted Average Thickness (ft)	Weighted Average Grade (%U3O8)	Pounds U3O8 (millions)
Massive Sand Unit
0.1 ft% GT	7.233	10.2	0.048	6.969
Fine-Grained and Wavy Sand Units
0.1 ft% GT	1.842	3.5	0.054	1.994
Total Indicated Mineral Resource
0.1 ft% GT	9.074	7.3	0.049	8.962

Notes:
1.	SEC S-K 1300definitions were followed for all Mineral Resource categories.
2.	Mineral Resources are estimated using a long-term uranium price of $65 per pound.
3.	Numbers may not add up to the finalized amount due to rounding.

Inferred Mineral Resources

Unit	Tons (millions)	Weighted Average Thickness (ft)	Weighted Average Grade (%U3O8)	Pounds U3O8 (millions)
Massive Sand Unit
0.1 ft% GT	1.690	14.5	0.045	1.528
Fine-Grained and Wavy Sand Units
0.1 ft% GT	1.043	6.8	0.032	0.675
Total Inferred Mineral Resource
0.1 ft% GT	2.733	10.1	0.040	2.203

Notes:
1.	SEC S-K 1300 definitions were followed for all Mineral Resource categories.
2.	Mineral Resources are estimated using a long-term uranium price of $65 per pound.
3.	Numbers may not add up to the finalized amount due to rounding.

The technical information in the news release has been reviewed by each of Douglas L. Beahm, P.E., P.G., Principal Engineer of BRS Engineering, by Clyde L. Yancey, P.G., Vice President of Exploration of UEC, and by Victor Fernandez-Crosa, Paraguay Country Manager for UEC, being Qualified Persons under Item 1302 of Regulation S-K.

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro forma Financial Information

Not applicable.

(c)	Shell Company Transaction

Not applicable.

(d)	Exhibits

Exhibit	Description

99.1	News Release dated July 20, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: July 20, 2022.	By:	/s/ Pat Obara
Pat Obara, Secretary and
Chief Financial Officer